TIFF Investment Program, Inc. (TIP)
Supplement dated May 27, 2010
 to the Prospectus dated April 30, 2010

The Board of Directors of TIP (“Board”) has approved a Money Manager Agreement for each of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) and TIFF International Equity Fund (“International Equity Fund” or “IEF”) with Mission Value Partners, LLC, effective June 1, 2010.

The following section replaces the tables in the Multi-Asset Fund Summary section of the prospectus under the headings “Fees and Expenses of the Fund” and “Example” found on page 1:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.51%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.66%
Total Annual Fund Operating Expenses [a], [b]	1.35%

[a]
Annual fund operating expenses have been restated to show an estimate of what the fund’s expenses would have been in 2009 had the new Money Manager Agreement with Mission Value Partners, LLC been in effect during 2009.  The restatement includes only the effects of the base fee portion of the fee schedule but not the performance fee portion of the fee schedule.

[b]
Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example*
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$238	$531	$845	$1,737

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$187	$475	$786	$1,666

*
The example has been restated using the estimate of what the fund’s 2009 expenses would have been had the new Money Manager Agreement with Mission Value Partners, LLC been in effect during 2009. The restatement includes only the effects of the base fee portion of the fee schedule but not the performance fee portion of the fee schedule.

The following section replaces the tables in the International Equity Fund Summary section of the prospectus under the headings “Fees and Expenses of the Fund” and “Example” found on page 6:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.75%
Redemption Fees (as a percentage of amount redeemed)	0.75%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.85%
Other Expenses	0.24%
Acquired Fund Fees and Expenses [a]	1.10%
Total Annual Fund Operating Expenses [a], [b]	2.19%

[a]
Annual fund operating expenses have been restated to reflect a current estimate of such fees and expenses as a result of certain changes in the fund’s acquired fund holdings after December 31, 2009, and to show an estimate of what the fund’s expenses would have been in 2009 had the new Money Manager Agreement with Mission Value Partners, LLC been in effect during 2009.  The restatement includes only the effects of the base fee portion of the fee schedule but not the performance fee portion of the fee schedule.

[b]
Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example*
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$372	$836	$1,326	$2,678

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$295	$755	$1,241	$2,580

*
The example has been restated using the estimate of what the fund’s 2009 expenses would have been had certain changes in the fund’s acquired fund holdings been made in 2009 and had the new Money Manager Agreement with Mission Value Partners, LLC been in effect during 2009. The restatement includes only the effects of the base fee portion of the fee schedule but not the performance fee portion of the fee schedule.

The following section replaces the table in the International Equity Fund Summary section of the prospectus under the heading “Portfolio Management” found on page 10:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	John Thorndike	Deputy Chief Investment Officer, Marketable Investments	2007

Money Manager	Portfolio Manager	Title	Has Managed Fund Assets Since

Marathon Asset Management, LLP	Jeremy J. Hosking	Director	1994
	Neil Ostrer	Director	1994
	William Arah	Director	1994
	Charles Carter	Portfolio Manager	2007

Mission Value Partners, LLC	Andrew McDermott	President	2010
	Kouji Yamada	Executive Director	2010

Mondrian Investment Partners Limited	Hamish O. Parker	Director	1994
	Elizabeth A. Desmond	Director, Chief Investment	2003
		Officer-International Equities

The following paragraph is added to the Additional Investment Strategies and Risks section of the prospectus under the heading “Multi-Asset Fund -- Money Managers and Their Strategies” found on page 20, after the description of Marathon Asset Management, LLP and before the description of Mondrian Investment Partners Limited; and also under the heading “International Equity Fund -- Money Managers and Their Strategies” found on page 21, after the description of Marathon Asset Management, LLP and before the description of Mondrian Investment Partners Limited:

Mission Value Partners, LLC manages a concentrated portfolio consisting primarily of Japan-related public equities that are believed to be undervalued or out-of-favor at the time of purchase but offer growth opportunities over the long-term.  The manager tends to favor smaller-capitalization companies that focus on Japanese markets, that return significant capital to shareholders through dividends and share repurchases, or that are beneficiaries of industry consolidation.  The manager selects investments based on a company’s business, people, and price using fundamental valuation measures supported by the manager’s qualitative research.

The following paragraph replaces the paragraph in the Money Managers section of the prospectus under the heading “Performance-Based Fees” found on page 29:

Performance-Based Fees.  Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement.  Generally, these arrangements specify a minimum fee (ﬂoor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a ‘‘fulcrum’’ fee (i.e., a fee midway between the minimum and the maximum).  Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point.  The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a speciﬁed level and to reduce the fee if the portfolio’s excess return falls below this level.  The performance-based fee arrangement with respect to a portion of the assets managed by two money managers does not embody the concept of a fulcrum fee.  Rather, the fee formula provides that the money manager is entitled to a speciﬁed percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark.  Total returns are computed over rolling time periods of varying lengths.  Fee formulas are normally expressed in basis points, where a basis point is 1⁄100 of one percent.

The following paragraph is added to the Money Manager Fee Arrangements and Portfolio Managers section of the prospectus under the heading “Multi-Asset Fund” found on page 30, after the description of Marathon Asset Management, LLP and before the description of Mondrian Investment Partners Limited; and also under the heading “International Equity Fund” found on page 31, after the description of Marathon Asset Management, LLP and before the description of Mondrian Investment Partners Limited:

Mission Value Partners, LLC (651 1st Street West, Suite G, Sonoma, CA 95476) is compensated with a base fee, payable monthly, and a performance fee, payable annually.  The base fee rate is a blended rate calculated by (i) applying 1.00% on the first $100 million of “TIFF assets”; 0.75% on the next $100 million of “TIFF assets”; 0.50% on the next $100 million of “TIFF assets”; and 0.25% on all remaining “TIFF assets” in excess of $300 million, (ii) summing the result of each calculation, and (iii) dividing by “TIFF assets.”  For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of the Multi-Asset Fund assets, the International Equity Fund assets, and the assets of any other funds bearing the TIFF name that are managed by Mission Value Partners.  The base fee rate is then divided by twelve (12) and multiplied by the average daily net assets of Multi-Asset Fund and International Equity Fund, respectively, to determine the monthly base fee for each fund.

The performance fee formula with respect to each of Multi-Asset Fund and International Equity Fund provides that Mission Value Partners will receive 10% of the amount by which the annualized return of the respective fund’s portfolio managed by Mission Value Partners exceeds the annualized performance of a specified benchmark, measured over rolling thirty-six (36) month periods, subject to a cap of 1% and a floor of 0%, multiplied by the average daily net asset value of respective fund’s portfolio managed by Mission Value Partners over the same rolling thirty-six (36) month period.  The specified benchmark is equal to (i) the average monthly change in CPI measured over the applicable thirty-six (36) month period (as reported in the month the performance fee is calculated) multiplied by twelve (12), (ii) plus a spread of 2%, 3%, or 4%, if Mission Value Partners’ total assets under management are less than or equal to $500 million, greater than $500 million up to $750 million, or greater than $750 million, respectively.  During the first three years of the relationship with Mission Value Partners, the performance fee is similarly structured, with measurement periods for the performance of the funds’ portfolios starting as of the first day of the first full calendar month after the assets are placed with Mission Value Partners and ending as of the last day of the 12th, 24th, and 36th full calendar month, respectively; the performance of the specified benchmark for each of these three (3) periods will still be measured over a 36-month period ending as of the last day of such 12, 24 or 36 month period.

Estimates of what the Multi-Asset and International Equity Funds’ expenses would have been in 2009 had the funds entered into agreements with Mission Value Partners in 2009 are included earlier in this prospectus supplement.  Such estimates reflect only Mission Value Partners’ base fees as no performance information is available on which to estimate performance fees.  However, if Mission Value Partners were to earn the maximum performance fees in addition to the base fees, it is estimated that the Management Fees for 2009 would have been 0.55% and 0.90%, and that the Total Annual Fund Operating Expenses would have been 1.39% and 2.24%, for Multi-Asset Fund and International Equity Fund, respectively.

Andrew McDermott (President) founded Mission Value Partners in 2010.  Prior to founding Mission Value Partners, he was a senior investment professional at another investment firm and co-managed an international mutual fund offered by that firm for approximately eleven years.  Kouji Yamada (Executive Director) joined Mission Value Partners in 2010.  Previously, Mr. Yamada founded JCA Partners in 2007, which managed a private investment fund dedicated to Japanese equities, and prior to that, he was a part of a team that managed an international stock mutual fund offered by another investment firm, where he also managed the Japan research team.  Mission Value Partners has managed assets for the fund since 2010.

The following paragraph is added in the Additional Investment Strategies and Risks section of the prospectus under the heading “Additional Information About Risks” found on page 24:

No Operating History.  Mission Value Partners is newly formed and has no investment performance or operating history that can be evaluated.  Mission Value Partners has not previously managed assets for any clients, including any other registered mutual funds.  Although Mr. McDermott and Mr. Yamada each have prior experience managing mutual fund assets, they have not previously worked together as a team, and their past experience provides no assurance of their future success and is not necessarily indicative of the results they will achieve on the funds’ behalf at Mission Value Partners.  [Multi-Asset and International Equity Funds]

Please keep this supplement for future reference.

TIFF Investment Program, Inc. (TIP)
Supplement dated May 27, 2010
to the Statement of Additional Information dated April 30, 2010

The following sentence is added as the last sentence in the first paragraph on page 10 of the statement of additional information in the section entitled “Money Manager Agreements”:

On May 25, 2010, the TIP Board approved a new Money Manager Agreement with Mission Value Partners, LLC, effective June 1, 2010.

The following information replaces the section entitled “Other Performance-Based Fee Structures” on page 15 of the statement of additional information:

Other Performance-Based Fee Structures.  TAS may, from time to time, recommend that TIP enter into a performance-based fee arrangement with a money manager that does not embody the concepts described above, namely a cap, a floor, and a fulcrum fee.  TAS may do so when it believes, under the circumstances, that it would be in the best interests of a fund to enter into such arrangements.  TIP has entered into two such arrangements.  In each case, the money manager is entitled to an asset-based fee, payable monthly, and a performance-based fee, payable annually.  The performance-based fee entitles the money manager to a percentage of the amount by which the annualized return of the money manager’s portfolio exceeds the annualized return of the applicable benchmark, measured over rolling periods (36 months in one instance and 60 months in the other instance) multiplied by average net assets of the manager’s portfolio over the same 36- or 60-month period.

The following sentence replaces the last sentence in the section entitled “Computing and Remitting Fees” on page 15 of the statement of additional information:

With respect to the performance-based fees that are not structured with a fulcrum fee concept, there is also a transition period, whereby annualized performance is calculated for the 12-month, 24-month, and 36-month periods, in one case, and 12-month, 24-month, 36-month, 48-month, and 60-month periods, in the other case, and the annual performance-based fee is determined based on the performance calculated for each such period and reduced by the performance fees previously paid.

The following information replaces the first paragraph and chart entitled “Explanation of How Indices Will Be Used” in the section entitled “Description of Indices” on page 69 of the statement of additional information:

Explanation of How Indices Will Be Used. The table below denotes the index relevant to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds that employ them.

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Fund/Money Manager	Index

TIFF Multi-Asset Fund	CPI + 5% and Constructed Index (described in Prospectus)
Aronson+Johnson+Ortiz LP	S&P 500 Index
Brookfield Investment Management Inc.	MSCI US REIT Index
Marathon Asset Management, LLP	MSCI All Country World Index
Mission Value Partners, LLC	CPI (plus a designated spread)
Shapiro Capital Management LLC	Russell 2000 Index
Smith Breeden Associates, Inc.
Barclays Capital US Government Inflation-Linked Bond Index (effective July 1, 2009; prior to July 1, 2009, blend of 33% Citigroup 10-year US Treasury Index and 67% 10-year US Treasury Inflation Protected Security)

Westport Asset Management, Inc.	Russell 2000 Index

TIFF International Equity Fund	MSCI All Country World Index ex US
Marathon Asset Management, LLP	MSCI All Country World Index ex US
Mission Value Partners, LLC	CPI (plus a designated spread)

TIFF US Equity Fund	Wilshire 5000 Total Market Index
Aronson+Johnson+Ortiz LP	S&P 500 Index
Shapiro Capital Management LLC	Russell 2000 Index
Westport Asset Management, Inc.	Russell 2000 Index

TIFF Short-Term Fund	BofA Merrill Lynch US 6-Month Treasury Bill Index*
BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points

*The BofA Merrill Lynch US 6-Month Treasury Bill Index was previously known as the Merrill Lynch US 6-Month Treasury Bill Index.

The following information is added to the tables in “Appendix C – Portfolio Managers” starting on page 80 of the statement of additional information:

Other Accounts Managed (as of 4/30/2010)

Portfolio Managers	RICs		Pooled Funds		Other Accounts

	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
INTERNATIONAL EQUITY
Mission Value Partners, LLC**
Andrew McDermott	0	$0	0	$0	0	$0
Kouji Yamada	0	$0	0	$0	0	$0

**Mission Value Partners, LLC is a newly formed entity and has not yet managed assets for any client accounts as of 4/30/2010.

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Other Accounts Managed with a Performance-Based Advisory Fee (as of 4/30/2010)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
INTERNATIONAL EQUITY
Mission Value Partners, LLC**
Andrew McDermott	0	$0	0	$0	0	$0
Kouji Yamada	0	$0	0	$0	0	$0

**Mission Value Partners, LLC is a newly formed entity and has not yet managed assets for any client accounts as of 4/30/2010.

Portfolio Manager Compensation (as of 4/30/2010)

INTERNATIONAL EQUITY FUND
Mission Value Partners, LLC
Portfolio Manager: Andrew McDermott
Compensation Structure	Share of Firm Profits Retirement Plan
Specific Criteria	Mr. McDermott does not draw a salary. As the sole owner of the firm, Mr. McDermott is entitled to 100% of the firm’s net profits.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
Portfolio Manager: Kouji Yamada
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed. Bonus – Bonus is calculated based upon the profits of the firm. Compensation is not directly related to the performance of the account or portfolio assets.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

Please keep this supplement for future reference.

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